EXHIBIT 31.2.8
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Steven K. Young, certify that:

1)	I have reviewed this quarterly report on Form 10-Q/A of Piedmont Natural Gas Company, Inc.; and

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 2, 2020

/s/ STEVEN K. YOUNG
Steven K. Young Executive Vice President and Chief Financial Officer